UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2010
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.01 Completion of Acquisition and Disposition of Assets.
As previously disclosed in our Current Report on Form 8-K filed on October 14, 2009, we were in default on a loan agreement that we, through NNN Executive Center 2003, LP, our indirect subsidiary, and NNN Executive Center 2003 GP, LLC, our wholly owned subsidiary, entered into on September 15, 2005, with the Ivan Halaj and Vilma Halaj Inter Vivos Trust, an unaffiliated third party, or the Executive Center I Lender, in connection with our refinance of Executive Center I, located in Dallas, Texas, or the Executive Center I property. The non-recourse loan, which matured on October 1, 2009, was evidenced by a promissory note in the original principal amount of $5,000,000, which was secured by a deed of trust and security agreement and was guaranteed by an indemnity and guaranty agreement, as amended, or the loan agreements.
On May 28, 2010, we entered into a settlement agreement with the Executive Center I Lender, or the Settlement Agreement. The Executive Center I Lender had forborne its right to exercise certain of its remedies under the loan documents and pursuant to the terms of the Settlement Agreement agreed to: (i) accept a deed-in-lieu of foreclosure of the Executive Center I property conveying record and beneficial title to the property to the Executive Center I Lender in complete cancellation of all indebtedness arising from the loan agreements; and (ii) release us from all liability and obligations arising out of the loan agreements. The deed-in-lieu of foreclosure transaction was to close on the date of our filing of the deed and the other property conveyance documents with the Dallas County Clerk’s Office.
As a result of the indefinite closure of the Dallas County Clerk’s Office, on June 2, 2010, we entered into an amendment to the Settlement Agreement, or the Amended Settlement Agreement, with the Executive Center I Lender. The material terms of the Amended Settlement Agreement provided for the closing to occur upon our delivery of the executed deed and the other property conveyance documents to the Executive Center I Lender. On June 2, 2010, we completed the deed-in-lieu of foreclosure transaction whereby we transferred our ownership interest in the property to the Executive Center I Lender in exchange for complete cancellation of the loan agreements and release of all of our liabilities, obligations and other indebtedness arising from the loan agreements. At the time of closing, the loan had an outstanding principal balance of $4,590,000. We did not receive any cash proceeds from the transfer of the Executive Center I property and we did not pay Grubb and Ellis Realty Investors, LLC, our manager, a disposition fee in connection with the transfer of the Executive Center I property.
The material terms of the Settlement Agreement and the Amended Settlement Agreement are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On or about June 4, 2010, we distributed an investor letter, or the Investor Letter, to our unit holders, announcing the sale of Executive Center II and III, located in Dallas, Texas, or the Executive Center II and III property, the disposition of the Executive Center I property and a distribution payment to our unit holders. A copy of the Investor Letter, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 8.01 Other Events.
We, through NNN Executive Center II and III 2003, LP, our indirect subsidiary, along with NNN Executive Center, LLC, an entity also managed our manager, and sixteen unaffiliated third party entities sold the Executive Center II and III property, our unconsolidated property, to Boxer F2, L.P., an unaffiliated third party, for a sales price of $17,000,000 on May 24, 2010. Our portion of the net cash proceeds was $541,000 after payment of the related mortgage loan, closing costs and other transaction expenses. In connection with the sale of the Executive II and III property, we also received approximately $787,000 as full repayment of a note receivable and accrued interest due to us from the property. Our manager waived the disposition fee it was entitled to receive in connection with the sale of the Executive Center II and III property, therefore, we did not pay a disposition fee to our manager. We, through NNN Executive Center II and III 2003, LP owned a 41.1% interest in the Executive Center II and III property.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010

II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2010

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009

IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2010 and for the three months ended March 31, 2010 and the year ended December 31, 2009

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized if we had disposed of Tiffany Square, located in Colorado Springs, Colorado, or the Tiffany Square property, and Executive Center I, located in Dallas, Texas, or the Executive Center I property, as of the dates set forth below. The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the period ended March 31, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made. The disposition of the Tiffany Square property, which occurred on May 7, 2010, was previously reported on our Current Report on Form 8-K filed with the SEC on May 13, 2010.
The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 is presented as if the dispositions of the Tiffany Square and Executive Center I properties had occurred on March 31, 2010.
The accompanying unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2010 is presented as if the dispositions of the Tiffany Square and Executive Center I properties had occurred on January 1, 2009.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009 is presented as if the dispositions of the Tiffany Square and Executive Center I properties had occurred on January 1, 2009.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2010
(Unaudited)

		Sale of	Disposal of
	Company	Tiffany Square	Executive Center I	Company
	Historical (A)	Property (B)	Property (C)	Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$32,719,000	$—	$—	$32,719,000
Properties held for non-sale disposition, net	8,495,000	(5,934,000)	(2,561,000)	—

	41,214,000	(5,934,000)	(2,561,000)	32,719,000

Cash and cash equivalents	2,099,000	(160,000)	—	1,939,000
Accounts receivable, net	359,000	(13,000)	(18,000)	328,000
Accounts and loans receivable due from related parties, net	466,000	—	—	466,000
Restricted cash	1,551,000	(561,000)	—	990,000
Identified intangible asests, net	2,721,000	—	—	2,721,000
Other assets related to properties held for non-sale disposition	2,613,000	(2,130,000)	(483,000)	—
Other assets, net	878,000	—	—	878,000

Total assets	$51,901,000	$(8,798,000)	$(3,062,000)	$40,041,000

LIABILITIES AND (DEFICIT) EQUITY
Mortgage loans payable	$43,247,000	$—	$—	$43,247,000
Mortgage loans payable secured by properties held for non-sale disposition	16,985,000	(12,395,000)	(4,590,000)	—
Accounts payable and accrued liabilities	1,968,000	(450,000)	(823,000)	695,000
Accounts and loans payable due to related parties	263,000	(203,000)	(4,000)	56,000
Acquired lease liabilities, net	62,000	—	—	62,000
Other liabilites related to properties held for non-sale disposition	159,000	(14,000)	(145,000)	—
Security deposits, prepaid rent and other liabilities	735,000	—	—	735,000

Total liabilities	63,419,000	(13,062,000)	(5,562,000)	44,795,000

(Deficit) Equity:
NNN 2003 Value Fund, LLC unit holders’ deficit	(11,518,000)	4,264,000	2,500,000	(4,754,000)
Noncontrolling interest equity	—	—	—	—

Total (deficit) equity	(11,518,000)	4,264,000	2,500,000	(4,754,000)

Total liabilities and (deficit) equity	$51,901,000	$(8,798,000)	$(3,062,000)	$40,041,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2010
(Unaudited)

		Sale of	Disposal of
	Company	Tiffany Square	Executive Center I	Company
	Historical (A)	Property (D)	Property (E)	Pro Forma

Revenues:
Rental revenue	$1,725,000	$—	$—	$1,725,000
Rental revenue of operations held for non-sale disposition	610,000	(367,000)	(243,000)	—

Total revenues	2,335,000	(367,000)	(243,000)	1,725,000
Expenses:
Rental expense	832,000	—	—	832,000
General and administrative	174,000	—	—	174,000
Depreciation and amortization	468,000	—	—	468,000
Operating expenses of operations held for non-sale disposition	570,000	(281,000)	(289,000)	—

Total expenses	2,044,000	(281,000)	(289,000)	1,474,000

Income before other income (expense) and discontinued operations	291,000	(86,000)	46,000	251,000
Other income (expense):
Interest expense	(847,000)	—	—	(847,000)
Interest expense of operations held for non-sale disposition	(496,000)	324,000	172,000	—
Interest and dividend income	12,000	—	—	12,000
Equity in losses of unconsolidated real estate	(407,000)	—	—	(407,000)
Other income	4,000	—	—	4,000

Consolidated net loss	(1,443,000)	238,000	218,000	(987,000)
Net loss attributable to noncontrolling interests	(98,000)	—	—	(98,000)

Net loss attributable to NNN 2003 Value Fund, LLC	$(1,345,000)	$238,000	$218,000	$(889,000)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(Unaudited)

		Sale of	Disposal of
	Company	Tiffany Square	Executive Center I	Company
	Historical (F)	Property (G)	Property (H)	Pro Forma
Revenues:
Rental revenue	$8,554,000	$(1,582,000)	$—	$6,972,000
Rental revenue of operations held for non-sale disposition	830,000	—	(830,000)	—

Total revenues	9,384,000	(1,582,000)	(830,000)	6,972,000
Expenses:
Rental expense	4,164,000	(752,000)	—	3,412,000
General and administrative	678,000	(26,000)	—	652,000
Depreciation and amortization	1,246,000	(107,000)	—	1,139,000
Operating expenses of operations held for non-sale disposition	1,005,000	—	(1,005,000)	—
Real estate related impairments	1,000,000	(300,000)	—	700,000
Real estate related impairments of operations held for non-sale disposition	3,000,000	—	(3,000,000)	—

Total expenses	11,093,000	(1,185,000)	(4,005,000)	5,903,000

(Loss) income before other income (expense) and discontinued operations	(1,709,000)	(397,000)	3,175,000	1,069,000
Other income (expense):
Interest expense	(4,198,000)	1,019,000	—	(3,179,000)
Interest expense of operations held for non-sale disposition	(861,000)	—	861,000	—
Interest and dividend income	50,000	(1,000)	—	49,000
Investment related impairments	(126,000)	—	—	(126,000)
Equity in losses of unconsolidated real estate	(3,154,000)	—	—	(3,154,000)
Other expense	(49,000)	—	—	(49,000)

Loss from continuing operations	(10,047,000)	621,000	4,036,000	(5,390,000)
Income from discontinued operations	957,000	—	—	957,000

Consolidated net loss	(9,090,000)	621,000	4,036,000	(4,433,000)
Net loss attributable to noncontrolling interests	(196,000)	—	—	(196,000)

Net loss attributable to NNN 2003 Value Fund, LLC	$(8,894,000)	$621,000	$4,036,000	$(4,237,000)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2010 and For the Three Months Ended March 31, 2010
and the Year Ended December 31, 2009
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our Quarterly Report on Form 10-Q for the period ended March 31, 2010.

(B)	Adjustments have been made to reflect the sale of the Tiffany Square property to an entity affiliated with the lender of the Tiffany Square property, or the Tiffany Square Lender, for a sales price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due under the loan documents, as if the sale had occurred on March 31, 2010. As such, adjustments have been made to remove the carrying value of the property of $5,934,000 and the related mortgage loan of $12,395,000 as of March 31, 2010, as well as other assets and liabilities related to the Tiffany Square property.

(C)	Adjustments have been made to reflect the transfer of the Executive Center I property to lender of the Executive Center I property, or the Executive Center I Lender, as if the transfer had occurred on March 31, 2010. As such, adjustments have been made to remove the carrying value of the property of $2,561,000 and the related mortgage loan of $4,590,000 as of March 31, 2010, as well as other assets and liabilities related to the Executive Center I property.

(D)	Adjustments have been made to reflect the sale of the Tiffany Square property to an entity affiliated with the Tiffany Square Lender, as if the sale had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Tiffany Square property during the three months ended March 31, 2010.

(E)	Adjustments have been made to reflect the transfer of the Executive Center I property to the Executive Center I Lender, as if the transfer had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Executive Center I property during the three months ended March 31, 2010.

(F)	As reported in our Annual Report on Form 10-K for the year ended December 31, 2009.

(G)	Adjustments have been made to reflect the sale of the Tiffany Square property to an entity affiliated with the Tiffany Square Lender, as if the sale had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Tiffany Square property during the year ended December 31, 2009.

(H)	Adjustments have been made to reflect the transfer of the Executive Center I property to the Executive Center I Lender, as if the transfer had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Executive Center I property during the year ended December 31, 2009.

(d) Exhibits.
10.1 Settlement Agreement between NNN Executive Center 2003, LP and Ivan Halaj and Vilma Halaj Inter Vivos Trust, dated May 28, 2010
10.2 Amendment to Settlement Agreement between NNN Executive Center 2003, LP and Ivan Halaj and Vilma Halaj Inter Vivos Trust, dated June 2, 2010
99.1 NNN 2003 Value Fund, LLC Investor Letter, dated June 4, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
June 4, 2010	By:	/s/ Kent W. Peters
		Name:	Kent W. Peters
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement between NNN Executive Center 2003, LP and Ivan Halaj and Vilma Halaj Inter Vivos Trust, dated May 28, 2010
10.2	Amendment to Settlement Agreement between NNN Executive Center 2003, LP and Ivan Halaj and Vilma Halaj Inter Vivos Trust, dated June 2, 2010
99.1	NNN 2003 Value Fund, LLC Investor Letter, dated June 4, 2010